AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00013	09/29/2020		

6. ISSUED BY CODE ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA01
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

CODE 726613 | FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201500007C

10B. DATED (SEE ITEM 13)
03/27/2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2015.1992013.25103 Net Decrease: -$74,709.97

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Unilateral modification; Authority: (31 U.S.C. 1553(a))

E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return __________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609
The purpose of this modification is to de-obligate expiring FY 2015 funding for Option 3/CLIN 0004.

The contract funding for Option 3/CLIN 0004 is reduced by $74,709.97 from $119,123.00 to $44,413.03.

All other terms and conditions of the contract remain unchanged.
Appr. Yr.: 2015 CAN: 1992013 Object Class: 25103
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		ROSHAWN K. MAJORS	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		Roshawn K. Simpson (Signature of Contracting Officer)	Sept. 29, 2020

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 2
HHSO100201500007C/P00013	

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 03/31/2015 to 05/31/2021				
	Change Item 4 to read as follows(amount shown is the obligated amount):				
4	UDO de-obligation of expiring FY 2015 funding				-74,709.97